DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for the exclusive use of the party to whom Wachovia Securities has directly distributed such materials (the "Recipient"). By accepting the Distributed Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed Materials, the "Information") for any purpose other than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting advisors for the purposes of making a preliminary analysis of the referenced securities. Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither Wachovia Securities not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

Although the Distributed Materials have been sent to you by Wachovia Securities, and not the issuer of the securities, the Information is based on information furnished by the issuer of the securities and its affiliates and other third parties, the accuracy and completeness of which has not been verified by Wachovia Securities or any other person. Further, numerous assumptions were used in preparing the Distributed Materials, which assumptions may not be reflected in the Distributed Materials or the Hypothetical Performance Data. Any weighted average lives, yields, principal payment periods and other information shown in the Hypothetical Performance Data will be based on various assumptions, and changes in such assumptions may dramatically affect such weighted average lives, yields, principal payment periods and other information. Neither Wachovia Securities nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets, payments or yield on the securities or other assumptions used in generating the Hypothetical Performance Data. Further, the specific characteristics of the actual securities may differ from those shown in the Information due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Information and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. As such, no assurance can be given as to the Information's accuracy, appropriateness or completeness in any particular context; nor as to whether the Information and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Structured Products Syndicate Desk at (704) 715-7008.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition, the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

If you have received this communication in error, please notify Wachovia Securities immediately by telephone and return the original to the sending party by electronic mail.

WMLT 2005-WMC1 Silent Seconds

Product Types for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                             Weighted
                                Aggregate   Number of      Aggregate       Average  Weighted      Average     Weighted     Weighted
                                Principal    Mortgage      Principal     Principal   Average    Remaining      Average      Average
Product Types                     Balance       Loans        Balance       Balance    Coupon         Term         FICO         CLTV
-----------------------   ----------------  ----------  -------------   -----------  --------  -----------  -----------  ----------
ARM 2/28                  $117,577,484.81         554         32.54%   $212,233.73   6.856%          359          658       79.81%
ARM 2/28 IO  60            100,051,083.12         323          27.69    309,755.68     6.278          359          677        79.93
ARM 2/28 IO 120              5,528,250.31          18           1.53    307,125.02     6.453          358          666        80.00
ARM 2/28 BALL30/40         100,281,176.78         347          27.75    288,994.75     6.643          359          658        79.61
ARM 3/27                     5,093,811.89          22           1.41    231,536.90     6.788          358          660        79.80
ARM 3/27 IO  60              3,993,972.00          13           1.11    307,228.62     6.191          359          679        80.00
ARM 3/27 IO 120                316,273.37           2           0.09    158,136.69     6.027          359          655        80.00
ARM 3/27 BALL30/40           2,215,375.52           7           0.61    316,482.22     6.202          358          650        80.00
ARM 5/25                     2,761,645.43          17           0.76    162,449.73     6.333          359          663        80.00
ARM 5/25 IO  60              4,434,611.00          18           1.23    246,367.28     6.009          359          709        80.00
ARM 5/25 IO 120                975,280.00           3           0.27    325,093.33     6.448          359          654        80.00
ARM 5/25 BALL30/40             934,290.35           4           0.26    233,572.59     6.675          359          687        80.00
Balloon 30/40                5,319,731.15          17           1.47    312,925.36     6.743          359          658        80.00
Fixed Rate 15 Year              55,829.60           1           0.02     55,829.60     7.415          178          639        80.00
Fixed Rate 30 Year          11,813,814.24          69           3.27    171,214.70     6.819          359          671        79.94
-----------------------   ----------------  ----------  -------------   -----------  --------  -----------  -----------  ----------
Total:                    $361,352,629.57       1,415        100.00%   $255,372.88   6.599%          359          665       79.81%
=======================   ================  ==========  =============   ===========  ========  ===========  ===========  ==========

Principal Balances for the Mortgage Loans*

                                                            Percentage of
                                                                 Loans by                            Weighted
                                     Aggregate   Number of      Aggregate      Average  Weighted     Average    Weighted    Weighted
                                     Principal    Mortgage      Principal    Principal   Average   Remaining     Average     Average
Range of Principal Balances ($)        Balance       Loans        Balance      Balance    Coupon        Term        FICO        CLTV
------------------------------- ---------------  ----------  -------------  -----------  -------- ----------- ----------- ----------
      0.01  to   50,000.00         $484,196.02          11          0.13%   $44,017.82    7.536%         359         634      75.70%
 50,000.01  to  100,000.00       11,533,185.26         143           3.19    80,651.65     7.021         358         636       79.96
100,000.01  to  150,000.00       28,196,344.63         226           7.80   124,762.59     6.805         359         650       80.04
150,000.01  to  200,000.00       36,876,436.07         208          10.21   177,290.56     6.666         359         661       80.10
200,000.01  to  250,000.00       41,517,618.11         184          11.49   225,639.23     6.604         359         664       79.99
250,000.01  to  300,000.00       48,535,222.56         177          13.43   274,210.30     6.583         359         664       79.99
300,000.01  to  350,000.00       50,581,991.36         156          14.00   324,243.53     6.606         359         665       79.90
350,000.01  to  400,000.00       40,558,745.27         108          11.22   375,543.94     6.569         359         668       79.86
400,000.01  to  450,000.00       29,325,173.71          69           8.12   425,002.52     6.586         359         669       79.86
450,000.01  to  500,000.00       23,793,051.85          50           6.58   475,861.04     6.398         359         682       79.63
500,000.01  to  550,000.00       14,164,088.29          27           3.92   524,595.86     6.360         359         677       79.81
550,000.01  to  600,000.00       13,889,511.54          24           3.84   578,729.65     6.396         359         664       79.08
600,000.01  to  650,000.00        9,468,173.00          15           2.62   631,211.53     6.673         359         685       77.69
650,000.01  to  700,000.00        6,039,790.09           9           1.67   671,087.79     6.240         359         663       79.89
700,000.01  to  750,000.00        2,872,897.82           4           0.80   718,224.46     6.563         359         646       80.00
750,000.01  to  800,000.00          799,735.43           1           0.22   799,735.43     7.500         359         757       80.00
850,000.01  to  900,000.00          863,200.00           1           0.24   863,200.00     5.975         359         680       80.00
900,000.01  to  950,000.00        1,853,268.56           2           0.51   926,634.28     6.877         359         655       74.58
----------------------------   ----------------  ----------  -------------  -----------  -------- ----------- ----------- ----------
Total:                         $361,352,629.57       1,415        100.00%  $255,372.88   6.599%         359         665      79.81%
============================   ================  ==========  =============  ===========  ======== =========== =========== ==========

----------
* The average Principal Balance of the Mortgage Loans as of the Statistical Calculation Date was approximately $255,372.88.

Gross Mortgage Rates for the Mortgage Loans*

                                                        Percentage of
                                                             Loans by                              Weighted
                                 Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted    Weighted
Range of Current                 Principal    Mortgage      Principal     Principal   Average     Remaining      Average     Average
Gross Mortgage Rates (%)           Balance       Loans        Balance       Balance    Coupon          Term         FICO        CLTV
-------------------------  ----------------  ----------  -------------   -----------  --------   -----------  -----------  ---------
   4.501  to    5.000          $680,960.00           2          0.19%   $340,480.00    4.993%           359          674      80.00%
   5.001  to    5.500        18,818,736.17          57           5.21    330,153.27     5.385           359          678       80.00
   5.501  to    6.000        65,079,944.07         236          18.01    275,762.47     5.836           359          672       79.96
   6.001  to    6.500        85,655,598.60         321          23.70    266,839.87     6.311           359          663       79.88
   6.501  to    7.000       109,184,678.86         420          30.22    259,963.52     6.789           359          666       79.63
   7.001  to    7.500        50,043,053.64         217          13.85    230,613.15     7.304           359          658       79.86
   7.501  to    8.000        24,136,743.73         122           6.68    197,842.16     7.795           359          651       79.84
   8.001  to    8.500         6,707,066.40          32           1.86    209,595.83     8.218           359          660       78.92
   8.501  to    9.000           907,520.00           7           0.25    129,645.71     8.757           359          650       81.91
   9.001  to    9.500           138,328.10           1           0.04    138,328.10     9.240           359          604       80.00
-------------------------  ----------------  ----------  -------------   -----------  --------   -----------  -----------  ---------
Total:                     $361,352,629.57       1,415        100.00%   $255,372.88    6.599%           359          665      79.81%
=========================  ================  ==========  =============   ===========  ========   ===========  ===========  =========

----------
* The weighted average Mortgage Rate for the Mortgage Loans as of the Statistical Calculation Date was approximately 6.599%.

Combined Loan-to-Value Ratios for the Mortgage Loans*

                                                         Percentage of
                                                              Loans by                            Weighted
                                  Aggregate   Number of      Aggregate      Average  Weighted      Average     Weighted     Weighted
Range of Combined                 Principal    Mortgage      Principal    Principal   Average    Remaining      Average      Average
Loan-to-Value Ratios (%)            Balance       Loans        Balance      Balance    Coupon         Term         FICO         CLTV
-------------------------   ----------------  ----------  -------------  -----------  --------  -----------  -----------   ---------
65.01  to    70.00            $1,959,186.50           3          0.54%  $653,062.17    7.250%          359          681       69.00%
70.01  to    75.00             7,617,098.15          21           2.11   362,718.96     6.961          359          667        74.11
75.01  to    80.00           349,951,214.53       1,382          96.84   253,220.85     6.582          359          665        79.97
80.01  to    85.00             1,246,962.96           5           0.35   249,392.59     7.146          359          638        82.12
85.01  to    90.00               578,167.43           4           0.16   144,541.86     8.267          359          563        90.00
-------------------------   ----------------  ----------  -------------  -----------  --------  -----------  -----------   ---------
Total:                      $361,352,629.57       1,415        100.00%  $255,372.88    6.599%          359          665       79.81%
=========================   ================  ==========  =============  ===========  ========  ===========  ===========   =========

----------
* The weighted average original Loan-to-Value Ratio at origination of the Mortgage Loans as of the Statistical Calculation Date was approximately 79.81%.

Credit Bureau Risk Scores* for the Mortgage Loans**

                                                      Percentage of
                                                           Loans by                              Weighted
                               Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted     Weighted
                               Principal    Mortgage      Principal     Principal   Average     Remaining      Average      Average
Range of Credit Scores           Balance       Loans        Balance       Balance    Coupon          Term         FICO         CLTV
-----------------------  ----------------  ----------  -------------   -----------  --------   -----------  -----------   ----------
520  to  539                 $193,500.00           1          0.05%   $193,500.00    8.875%           359          520       90.00%
540  to  559                   80,999.00           1           0.02     80,999.00     8.000           359          549        90.00
560  to  579                1,175,880.76           7           0.33    167,982.97     7.028           358          574        81.01
580  to  599               19,724,462.54         112           5.46    176,111.27     6.731           359          591        79.94
600  to  619               45,397,470.07         209          12.56    217,212.78     6.839           359          609        79.84
620  to  639               51,020,496.66         206          14.12    247,672.31     6.693           358          630        79.76
640  to  659               63,733,047.36         241          17.64    264,452.48     6.532           359          650        79.83
660  to  679               56,537,444.04         202          15.65    279,888.34     6.539           359          669        79.72
680  to  699               40,398,962.50         142          11.18    284,499.74     6.525           359          689        79.91
700  to  719               29,782,073.96         106           8.24    280,962.96     6.423           359          707        79.87
720  to  739               22,470,534.41          79           6.22    284,437.14     6.471           359          729        79.76
740  to  759               17,981,425.96          65           4.98    276,637.32     6.561           359          748        79.23
760  to  779                6,556,807.95          21           1.81    312,228.95     6.878           359          768        80.00
780  to  799                5,106,198.39          18           1.41    283,677.69     6.280           359          787        80.00
800  to  819                1,193,325.97           5           0.33    238,665.19     6.423           359          808        80.00
-----------------------  ----------------  ----------  -------------   -----------  --------   -----------  -----------   ----------
Total:                   $361,352,629.57       1,415        100.00%   $255,372.88    6.599%           359          665       79.81%
=======================  ================  ==========  =============   ===========  ========   ===========  ===========   ==========

----------
* The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.
** The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Statistical Calculation Date was approximately 665.

Original Term for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                              Weighted
                                Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted    Weighted
                                Principal    Mortgage      Principal     Principal   Average     Remaining      Average     Average
Original Term (months)            Balance       Loans        Balance       Balance    Coupon          Term         FICO        CLTV
-----------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------  ----------
180                            $55,829.60           1          0.02%     $55,829.60   7.415%           178          639      80.00%
360                        361,296,799.97       1,414          99.98     255,514.00    6.599           359          665       79.81
-----------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------  ----------
Total:                    $361,352,629.57       1,415        100.00%    $255,372.88   6.599%           359          665      79.81%
=======================   ================  ==========  =============   ===========  ========   ===========  ===========  ==========


Remaining Term to Stated Maturity for the Mortgage Loans*

                                                       Percentage of
                                                            Loans by                              Weighted
                                Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted    Weighted
Range of Remaining Terms        Principal    Mortgage      Principal     Principal   Average     Remaining      Average     Average
 (months)                         Balance       Loans        Balance       Balance    Coupon          Term         FICO        CLTV
------------------------  ----------------  ----------  -------------   -----------  --------   -----------  -----------  ----------
121  to  180                   $55,829.60           1          0.02%     $55,829.60   7.415%           178          639      80.00%
301  to  360               361,296,799.97       1,414          99.98     255,514.00    6.599           359          665       79.81
------------------------  ----------------  ----------  -------------   -----------  --------   -----------  -----------  ----------
Total:                    $361,352,629.57       1,415        100.00%    $255,372.88   6.599%           359          665      79.81%
========================  ================  ==========  =============   ===========  ========   ===========  ===========  ==========

----------
* The weighted average remaining term to maturity of the Mortgage Loans as of the Statistical Calculation Date was approximately 359 Months


IO Term for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                              Weighted
                                Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted    Weighted
                                Principal    Mortgage      Principal     Principal   Average     Remaining      Average     Average
IO Term (months)                  Balance       Loans        Balance       Balance    Coupon          Term         FICO        CLTV
-----------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------  ----------
No IO                     $246,053,159.77       1,038         68.09%    $237,045.43   6.751%           359          659      79.74%
60                         108,479,666.12         354          30.02      306439.73    6.263           359          679       79.93
120                          6,819,803.68          23           1.89      296513.20    6.432           359          664       80.00
-----------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------  ----------
Total:                    $361,352,629.57       1,415        100.00%    $255,372.88   6.599%           359          665      79.81%
=======================   ================  ==========  =============   ===========  ========   ===========  ===========  ==========

Property Types of Mortgaged Properties for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                              Weighted
                                Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted    Weighted
                                Principal    Mortgage      Principal     Principal   Average     Remaining      Average     Average
Property Type                     Balance       Loans        Balance       Balance    Coupon          Term         FICO        CLTV
------------------------  ----------------  ----------  -------------   -----------  --------   -----------  -----------  ----------
Single Family Detached    $244,610,948.96         962         67.69%    $254,273.34   6.592%           359          661      79.84%
PUD                         56,755,038.20         218          15.71     260,344.21    6.625           359          665       79.74
Condominium                 37,382,199.70         167          10.35     223,845.51    6.494           359          671       79.93
2-4 Family                  19,114,640.33          57           5.29     335,344.57    6.774           359          697       79.29
Townhome                     1,990,794.99           5           0.55     398,159.00    6.712           359          644       79.53
Condominium Hi-Rise            950,400.00           3           0.26     316,800.00    6.994           359          703       80.00
Single Family Attached         548,607.39           3           0.15     182,869.13    6.595           359          661       80.00
------------------------  ----------------  ----------  -------------   -----------  --------   -----------  -----------  ----------
Total:                    $361,352,629.57       1,415        100.00%    $255,372.88   6.599%           359          665      79.81%
========================  ================  ==========  =============   ===========  ========   ===========  ===========  ==========

Occupancy Status for the Mortgage Loans*

                                                       Percentage of
                                                            Loans by                              Weighted
                                Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted    Weighted
                                Principal    Mortgage      Principal     Principal   Average     Remaining      Average     Average
Occupancy Status                  Balance       Loans        Balance       Balance    Coupon          Term         FICO        CLTV
------------------------  ----------------  ----------  -------------   -----------  --------   -----------  -----------  ----------
Primary                   $349,887,429.91       1,362         96.83%    $256,892.39   6.592%           359          663      79.80%
Secondary                   11,153,019.45          50           3.09     223,060.39    6.811           359          720       79.99
Investment                     312,180.21           3           0.09     104,060.07    6.289           358          641       80.95
------------------------  ----------------  ----------  -------------   -----------  --------   -----------  -----------  ----------
Total:                    $361,352,629.57       1,415        100.00%    $255,372.88   6.599%           359          665      79.81%
========================  ================  ==========  =============   ===========  ========   ===========  ===========  ==========

----------
* Based on representations by the Mortgagors at the time of origination of the Mortgage Loans.

Loan Purposes for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                              Weighted
                                 Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted   Weighted
                                 Principal    Mortgage      Principal     Principal   Average     Remaining      Average    Average
Loan Purpose                       Balance       Loans        Balance       Balance    Coupon          Term         FICO       CLTV
------------------------   ----------------  ----------  -------------   -----------  --------   -----------  ----------- ----------
Purchase                   $289,507,962.47       1,148         80.12%    $252,184.64   6.623%           359          668     79.90%
Cash Out Refi                67,944,013.07         250          18.80     271,776.05    6.512           359          654      79.41
Rate/Term Refi                3,900,654.03          17           1.08     229,450.24    6.291           359          648      79.86
------------------------   ----------------  ----------  -------------   -----------  --------   -----------  ----------- ----------
Total:                     $361,352,629.57       1,415        100.00%    $255,372.88   6.599%           359          665     79.81%
========================   ================  ==========  =============   ===========  ========   ===========  =========== ==========

Credit Grade Categories for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                              Weighted
                                Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted   Weighted
                                Principal    Mortgage      Principal     Principal   Average     Remaining      Average    Average
Credit Grade                      Balance       Loans        Balance       Balance    Coupon          Term         FICO       CLTV
-----------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------  ---------
A                          $96,281,352.81         414         26.64%    $232,563.65   6.739%           359          624     79.70%
AA                         241,269,397.79         873          66.77     276,368.15    6.532           359          688      79.81
A-                          22,900,630.97         121           6.34     189,261.41    6.664           359          602      79.95
B                              274,499.00           2           0.08     137,249.50    8.617           359          529      90.00
B+                             516,049.17           4           0.14     129,012.29    7.400           358          608      85.88
C                              110,699.83           1           0.03     110,699.83    7.990           359          610      80.00
-----------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------  ---------
Total:                    $361,352,629.57       1,415        100.00%    $255,372.88   6.599%           359          665     79.81%
=======================   ================  ==========  =============   ===========  ========   ===========  ===========  =========


Documentation Type for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                              Weighted
                                 Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted    Weighted
                                 Principal    Mortgage      Principal     Principal   Average     Remaining      Average     Average
Documentation Type                 Balance       Loans        Balance       Balance    Coupon          Term         FICO        CLTV
------------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------   --------
Stated                     $195,476,101.40         699         54.10%    $279,651.07   6.888%           359          675      79.70%
Full                        104,304,293.43         497          28.86     209,867.79    6.314           359          648       79.95
1 Year Income                48,572,763.18         173          13.44     280,767.42    6.133           359          666       79.86
6 Months Bank Statement      12,999,471.56          46           3.60     282,597.21    6.277           359          647       80.00
------------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------   --------
Total:                     $361,352,629.57       1,415        100.00%    $255,372.88   6.599%           359          665      79.81%
========================   ================  ==========  =============   ===========  ========   ===========  ===========   ========

Original Prepayment Penalty Term for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                              Weighted
                                 Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted    Weighted
Prepayment Period                Principal    Mortgage      Principal     Principal   Average     Remaining      Average     Average
Original Term (months)             Balance       Loans        Balance       Balance    Coupon          Term         FICO        CLTV
------------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------  ---------
No Prepay                  $117,490,972.49         449         32.51%    $261,672.54   6.800%           359          666      79.66%
6                               288,000.00           1           0.08      288000.00    7.625           359          658       80.00
12                           15,195,322.36          47           4.21      323304.73    6.332           359          672       79.39
24                          208,594,024.42         818          57.73      255004.92    6.505           359          663       79.91
36                           19,784,310.30         100           5.48      197843.10    6.580           358          666       79.91
------------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------  ---------
Total:                     $361,352,629.57       1,415        100.00%    $255,372.88   6.599%           359          665      79.81%
========================   ================  ==========  =============   ===========  ========   ===========  ===========  =========

Geographic Distribution of the Mortgaged Properties for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                              Weighted
                                 Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted   Weighted
                                 Principal    Mortgage      Principal     Principal   Average     Remaining      Average    Average
Geographic Distribution            Balance       Loans        Balance       Balance    Coupon          Term         FICO       CLTV
------------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------  ---------
Alabama                         $55,829.60           1          0.02%     $55,829.60   7.415%           178          639     80.00%
Arizona                      10,447,917.42          50           2.89     208,958.35    6.737           359          674      79.07
California                  165,384,553.86         471          45.77     351,134.93    6.418           359          671      79.72
Colorado                      2,897,206.44          15           0.80     193,147.10    6.680           359          655      80.64
Connecticut                   6,460,834.60          26           1.79     248,493.64    6.740           359          641      80.00
Delaware                        501,430.03           2           0.14     250,715.02    7.425           358          630      80.00
District of Columbia            219,881.82           1           0.06     219,881.82    5.750           359          681      80.00
Florida                      21,207,432.21         107           5.87     198,200.30    6.963           359          662      79.87
Georgia                       2,909,526.68          20           0.81     145,476.33    6.970           359          653      80.00
Idaho                         1,101,072.19           7           0.30     157,296.03    6.101           359          682      80.00
Illinois                     12,980,107.97          63           3.59     206,033.46    6.724           359          663      79.92
Iowa                             81,510.26           1           0.02      81,510.26    5.475           359          668      80.00
Kansas                          527,851.81           4           0.15     131,962.95    7.369           359          663      80.00
Kentucky                        241,064.39           3           0.07      80,354.80    6.891           358          602      80.00
Louisiana                     2,236,228.77          22           0.62     101,646.76    7.033           359          648      79.95
Maine                           679,366.58           5           0.19     135,873.32    6.894           359          695      80.00
Maryland                     14,530,457.54          52           4.02     279,431.88    6.739           359          661      79.18
Massachusetts                10,637,752.86          42           2.94     253,279.83    6.334           359          663      80.00
Michigan                        517,441.94           5           0.14     103,488.39    7.236           359          629      79.46
Minnesota                     1,380,017.87           5           0.38     276,003.57    7.016           359          691      80.00
Mississippi                     238,149.30           3           0.07      79,383.10    6.890           359          623      80.00
Missouri                      1,376,345.24           9           0.38     152,927.25    6.726           359          624      80.00
Montana                         282,208.30           2           0.08     141,104.15    5.948           359          671      80.00
Nevada                        8,962,481.59          43           2.48     208,429.80    6.605           359          671      80.00
New Hampshire                 2,365,776.73          11           0.65     215,070.61    6.661           359          635      80.00
New Jersey                   10,220,995.11          41           2.83     249,292.56    6.897           359          660      79.94
New Mexico                      365,619.30           4           0.10      91,404.83    7.377           359          626      79.23
New York                     17,533,813.77          61           4.85     287,439.57    6.467           359          658      79.98
North Carolina                2,097,890.72          11           0.58     190,717.34    6.983           358          662      80.00
Ohio                            990,341.14          10           0.27      99,034.11    6.819           358          623      80.00
Oklahoma                        629,120.00           4           0.17     157,280.00    7.093           359          633      80.00
Oregon                        1,317,444.41           6           0.36     219,574.07    6.286           359          611      81.47
Pennsylvania                  2,616,106.06          17           0.72     153,888.59    6.379           359          656      79.91
Rhode Island                  1,372,097.64           7           0.38     196,013.95    6.465           359          672      80.00
South Carolina                1,254,068.88           7           0.35     179,152.70    7.007           359          698      80.00
Tennessee                     1,728,538.18          17           0.48     101,678.72    7.051           359          605      80.23
Texas                        13,951,233.02         105           3.86     132,868.89    7.068           359          649      79.93
Utah                            747,461.47           6           0.21     124,576.91    6.861           359          649      80.40
Vermont                         262,185.47           2           0.07     131,092.74    7.014           358          713      80.00
Virginia                     22,220,522.72          69           6.15     322,036.56    6.959           359          662      79.92
Washington                   14,750,051.09          68           4.08     216,912.52    6.419           359          666      80.08
West Virginia                    71,943.83           1           0.02      71,943.83    7.250           358          672      80.00
Wisconsin                     1,000,750.76           9           0.28     111,194.53    6.996           358          645      79.73
------------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------  ---------
Total:                     $361,352,629.57       1,415        100.00%    $255,372.88   6.599%           359          665     79.81%
========================   ================  ==========  =============   ===========  ========   ===========  ===========  =========

Gross Margins for the Adjustable Rate Mortgage Loans*

                                                         Percentage of
                                                              Loans by                             Weighted
                                  Aggregate   Number of      Aggregate       Average  Weighted      Average     Weighted    Weighted
Range of Gross Margins (%)        Principal    Mortgage      Principal     Principal   Average    Remaining      Average     Average
(ARMs Only)                         Balance       Loans        Balance       Balance    Coupon         Term         FICO        CLTV
--------------------------  ----------------  ----------  -------------   -----------  --------  -----------  -----------  ---------
  4.001  to    4.500         $10,792,486.79          52          3.14%    $207,547.82   6.793%          359          666      79.91%
  4.501  to    5.000           5,492,131.15          15           1.60     366,142.08    5.487          359          668       80.00
  5.001  to    5.500          51,249,830.70         176          14.89     291,192.22    6.136          359          669       79.97
  5.501  to    6.000          66,660,445.49         250          19.37     266,641.78    6.230          359          659       79.86
  6.001  to    6.500          95,452,863.96         355          27.73     268,881.31    6.626          359          666       79.73
  6.501  to    7.000          79,943,182.29         324          23.23     246,738.22    6.866          359          666       79.62
  7.001  to    7.500          22,377,051.96          95           6.50     235,547.92    7.183          359          669       80.04
  7.501  to    8.000          11,954,831.38          59           3.47     202,624.26    7.564          359          650       79.78
  8.001  to    8.500             240,430.86           2           0.07     120,215.43    7.997          359          753       79.36
--------------------------  ----------------  ----------  -------------   -----------  --------  -----------  -----------  ---------
Total:                      $344,163,254.58       1,328        100.00%    $259,159.08   6.589%          359          665      79.80%
==========================  ================  ==========  =============   ===========  ========  ===========  ===========  =========

----------
* The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 6.218%.

Maximum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                         Percentage of
                                                              Loans by                              Weighted
Range of Maximum                  Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted   Weighted
Gross Mortgage Rates (%)          Principal    Mortgage      Principal     Principal   Average     Remaining      Average    Average
(ARMs Only)                         Balance       Loans        Balance       Balance    Coupon          Term         FICO       CLTV
-------------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------  --------
  9.501  to   10.000            $240,000.00           1          0.07%    $240,000.00   6.925%           359          701     80.00%
 11.001  to   11.500             680,960.00           2           0.20     340,480.00    4.993           359          674      80.00
 11.501  to   12.000          18,818,736.17          57           5.47     330,153.27    5.385           359          678      80.00
 12.001  to   12.500          62,303,108.86         223          18.10     279,386.14    5.833           359          671      79.96
 12.501  to   13.000          81,441,779.83         304          23.66     267,900.59    6.309           359          663      79.87
 13.001  to   13.500         103,703,856.25         397          30.13     261,218.78    6.788           359          666      79.61
 13.501  to   14.000          46,880,403.80         197          13.62     237,971.59    7.305           359          659      79.85
 14.001  to   14.500          23,645,313.85         116           6.87     203,838.91    7.784           359          652      79.84
 14.501  to   15.000           5,719,367.72          26           1.66     219,975.68    8.234           358          664      78.73
 15.001  to   15.500             591,400.00           4           0.17     147,850.00    8.702           359          636      83.27
 15.501  to   16.000             138,328.10           1           0.04     138,328.10    9.240           359          604      80.00
-------------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------  --------
Total:                      $344,163,254.58       1,328        100.00%    $259,159.08   6.589%           359          665     79.80%
=========================   ================  ==========  =============   ===========  ========   ===========  ===========  ========

----------
* The weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 13.087% per annum.


Minimum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                        Percentage of
                                                             Loans by                              Weighted
Range of Minimum                 Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted    Weighted
Gross Mortgage Rates (%)         Principal    Mortgage      Principal     Principal   Average     Remaining      Average     Average
(ARMs Only)                        Balance       Loans        Balance       Balance    Coupon          Term         FICO        CLTV
-------------------------  ----------------  ----------  -------------   -----------  --------   -----------  -----------  ---------
   4.501  to     5.000         $680,960.00           2          0.20%    $340,480.00   4.993%           359          674      80.00%
   5.001  to     5.500       18,818,736.17          57           5.47     330,153.27    5.385           359          678       80.00
   5.501  to     6.000       62,303,108.86         223          18.10     279,386.14    5.833           359          671       79.96
   6.001  to     6.500       81,841,779.83         305          23.78     268,333.70    6.310           359          663       79.87
   6.501  to     7.000      103,285,028.83         395          30.01     261,481.09    6.788           359          666       79.61
   7.001  to     7.500       47,595,069.32         200          13.83     237,975.35    7.305           359          659       79.85
   7.501  to     8.000       23,189,475.75         115           6.74     201,647.62    7.795           359          651       79.83
   8.001  to     8.500        5,719,367.72          26           1.66     219,975.68    8.234           358          664       78.73
   8.501  to     9.000          591,400.00           4           0.17     147,850.00    8.702           359          636       83.27
   9.001  to     9.500          138,328.10           1           0.04     138,328.10    9.240           359          604       80.00
-------------------------  ----------------  ----------  -------------   -----------  --------   -----------  -----------  ---------
Total:                     $344,163,254.58       1,328        100.00%    $259,159.08   6.589%           359          665      79.80%
=========================  ================  ==========  =============   ===========  ========   ===========  ===========  =========

----------
* The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 6.588% per annum.


Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                           Percentage of
                                                                Loans by                           Weighted
                                    Aggregate   Number of      Aggregate      Average  Weighted     Average     Weighted   Weighted
Initial Periodic Rate Cap (%)       Principal    Mortgage      Principal    Principal   Average   Remaining      Average    Average
(ARMs Only)                           Balance       Loans        Balance      Balance    Coupon        Term         FICO       CLTV
----------------------------  ----------------  ----------  -------------  -----------  -------- -----------  -----------  ---------
1.000                           $1,420,463.34           7          0.41%   $202,923.33   6.613%         358          652     80.00%
1.500                            3,838,463.34          17           1.12    225,791.96    6.869         358          667      80.06
3.000                          333,393,088.88       1,283          96.87    259,854.32    6.594         359          664      79.79
5.000                            4,853,811.00          19           1.41    255,463.74    6.004         359          705      80.00
6.500                              657,428.02           2           0.19    328,714.01    6.387         358          705      80.00
----------------------------  ----------------  ----------  -------------  -----------  -------- -----------  -----------  ---------
Total:                        $344,163,254.58       1,328        100.00%   $259,159.08   6.589%         359          665     79.80%
============================  ================  ==========  =============  ===========  ======== ===========  ===========  =========

----------
* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 3.010%.

Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                     Percentage of
                                                          Loans by                              Weighted
Subsequent Periodic           Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted       Weighted
Rate Cap (%)                  Principal    Mortgage      Principal     Principal   Average     Remaining      Average        Average
(ARMs Only)                     Balance       Loans        Balance       Balance    Coupon          Term         FICO           CLTV
---------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------    ----------
1.000                   $343,307,416.48       1,326         99.75%    $258,904.54   6.588%           359          665         79.80%
1.500                        855,838.10           2           0.25     427,919.05    6.899           358          686          80.00
---------------------   ----------------  ----------  -------------   -----------  --------   -----------  -----------    ----------
Total:                  $344,163,254.58       1,328        100.00%    $259,159.08   6.589%           359          665         79.80%
=====================   ================  ==========  =============   ===========  ========   ===========  ===========    ==========

----------
* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 1.001%.


Months to Next Adjustment Date for the Adjustable Rate Mortgage Loans

                                                          Percentage of
                                                               Loans by                              Weighted
Range of                           Aggregate   Number of      Aggregate       Average  Weighted       Average    Weighted   Weighted
Months to Next                     Principal    Mortgage      Principal     Principal   Average     Remaining     Average    Average
Adjustment Date (ARMs Only)          Balance       Loans        Balance       Balance    Coupon          Term        FICO       CLTV
---------------------------- ----------------  ----------  -------------   -----------  --------   -----------  ---------- ---------
19  to  24                   $323,437,995.02       1,242         93.98%    $260,417.07   6.604%           359         664     79.79%
25  to  30                         96,677.81           1           0.03      96,677.81    7.425           352         596      80.00
31  to  36                     11,522,754.97          43           3.35     267,971.05    6.442           359         665      79.91
55  to  60                      9,105,826.78          42           2.65     216,805.40    6.222           359         687      80.00
---------------------------- ----------------  ----------  -------------   -----------  --------   -----------  ---------- ---------
Total:                       $344,163,254.58       1,328        100.00%    $259,159.08   6.589%           359         665     79.80%
============================ ================  ==========  =============   ===========  ========   ===========  ========== =========

Next Interest Rate Adjustment Date for the Adjustable Rate Mortgage Loans*

                                                           Percentage of
                                                                Loans by                            Weighted
                                   Aggregate   Number of      Aggregate       Average  Weighted      Average     Weighted   Weighted
Next Interest Rate                 Principal    Mortgage      Principal     Principal   Average   Remaining      Average    Average
Adjustment Date (ARMs Only)          Balance       Loans        Balance       Balance    Coupon        Term         FICO       CLTV
---------------------------  ----------------  ----------  -------------   -----------  --------  ----------  -----------  ---------
2007 May                       $1,045,012.94           4          0.30%    $261,253.24   6.859%         356          694     80.00%
2007 June                       4,671,963.89          21           1.36     222,474.47    6.962         357          677      80.00
2007 July                      69,827,617.28         268          20.29     260,550.81    6.638         358          661      79.77
2007 August                   246,123,240.91         940          71.51     261,833.24    6.588         359          664      79.79
2007 September                  1,770,160.00           9           0.51     196,684.44    6.470         360          685      80.00
2008 January                       96,677.81           1           0.03      96,677.81    7.425         352          596      80.00
2008 June                         339,368.51           1           0.10     339,368.51    6.375         357          703      79.00
2008 July                       3,149,750.28          12           0.92     262,479.19    6.615         358          652      79.78
2008 August                     8,033,636.18          30           2.33     267,787.87    6.377         359          669      80.00
2010 July                       1,804,312.91           9           0.52     200,479.21    6.163         358          680      80.00
2010 August                     7,301,513.87          33           2.12     221,258.00    6.237         359          688      80.00
---------------------------  ----------------  ----------  -------------   -----------  --------  ----------  -----------  ---------
Total:                       $344,163,254.58       1,328        100.00%    $259,159.08   6.589%         359          665     79.80%
===========================  ================  ==========  =============   ===========  ========  ==========  ===========  =========

----------
* The weighted average number of months to next adjustment date for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date is 24 months.

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.